UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 19, 2016

CORE LABORATORIES N.V.
(Exact name of registrant as specified in its charter)
001-14273
(Commission File Number)

The Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Strawinskylaan 913
Tower A, Level 9
1077 XX Amsterdam
The Netherlands	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (31-20) 420-3191

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Core Laboratories N.V. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 19, 2016 in Amsterdam, The Netherlands. At the Annual Meeting, the Company's shareholders were requested: (1) to re-elect two Class II Supervisory Directors and to elect one new Class II Supervisory Director to serve under the terms and conditions described within the proxy statement until our annual meeting in 2019 and until their successors shall have been duly elected and qualified; (2) to elect a new additional Class I Supervisory Director to serve until our annual meeting in 2020, pending approval and implementation of agenda item no. 3 below, or in the event agenda item no. 3 is not approved, to serve as a Class II Supervisory Director until our annual meeting in 2019 and until a successor shall have been duly elected and qualified, in each case under the terms and conditions described within the proxy statement and with effect from July 1, 2016; (3) to amend article 16, sub-article 15 of our articles of association to read in its entirety, as follows (the following being an English translation of the official Dutch text): "The supervisory board shall institute a retirement rota in order to preclude, to the extent possible, a situation in which a substantial number of supervisory directors retire simultaneously or the composition of the supervisory board is not properly constituted in the opinion of the supervisory board. A supervisory director may be appointed for a term, not to exceed four years, consistent with this retirement rota and as necessary in order to accomplish these goals. With due observance of the preceding sentences, each supervisory director shall be eligible for immediate re-appointment. The rota shall be made available and shall, in any event, be put on the Company's website. A member of the supervisory board shall be re-appointed only after careful consideration."; (4) to approve, on an advisory basis, the compensation philosophy, policies and procedures described in the section entitled Compensation Discussion and Analysis in our filed proxy statement, and the compensation of Core Laboratories N.V.'s named executive officers as disclosed pursuant to the Security and Exchange Commission's compensation disclosure rules, including the compensation tables; (5) to confirm and adopt our Dutch Statutory Annual Accounts in the English language for the fiscal year ended December 31, 2015, following a discussion of our Dutch Report of the Management Board for that same period; (6) to approve and resolve the cancellation of our repurchased shares held at 12:01 a.m. CEST on May 19, 2016; (7) to approve and resolve the extension of the existing authority to repurchase up to 10% of our issued share capital from time to time for an 18-month period, until November 19, 2017, and such repurchased shares may be used for any legal purpose; (8) to approve and resolve the extension of the authority to issue shares and/or to grant rights (including options to purchase) with respect to our common and preference shares up to a maximum of 10% of outstanding shares per annum until November 19, 2017; (9) to approve and resolve the extension of the authority to limit or exclude the preemptive rights of the holders of our common shares and/or preference shares up to a maximum of 10% of outstanding shares per annum until November 19, 2017. Each of these items is more fully described in the Company's Proxy Statement filed on March 23, 2016.
Given that more than 50% of the issued share capital was present and represented at the meeting, item numbers 1, 2, 4, 5, 6, 7, 8 and 9 could be approved by the affirmative vote of a majority of votes cast and item no. 3 could be approved with the affirmative vote of a two-thirds majority. All items, except item number 3, were approved and the certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 - Election of Class II Supervisory Directors: The election of each Class II supervisory director was approved as follows:

Nominee	For	Withheld	Broker Non-Votes

Charles L. Dunlap	33,664,938	343,894	3,143,765
Lucia van Geuns	33,725,326	283,506	3,143,765
Michael Straughen	33,718,881	289,951	3,143,765

Proposal No. 2 - Election of additional Class I or Class II Supervisory Director (depending on the results of proposal no. 3): The election of the new Supervisory Director, Martha Z. Carnes, was approved as follows:

Nominee	For	Withheld	Broker Non-Votes

Martha Z. Carnes	33,698,804	310,028	3,143,765

However, since Proposal No. 3 was not approved, Ms. Carnes will serve as a Class II Supervisory Director, beginning effective July 1, 2016, until our 2019 annual shareholder meeting rather than as a Class I Supervisory Director.

Proposal No. 3 - Amendment of article 16, sub-article 15 of our articles of association: The amendment of article 16, sub-article 15 of our articles of association was not approved as follows:

For	Against	Abstentions	Broker Non-Votes

14,473,438	19,511,888	23,506	3,143,765

Proposal No. 4 - Approve the Compensation of the Company's Executive Officers: The Company's compensation philosophy, policies and procedures and the compensation of the Company's named executive officers were approved as follows:

For	Against	Abstentions	Broker Non-Votes

33,538,048	415,491	55,293	3,143,765

Proposal No. 5 - Confirm and Adopt the Dutch Statutory Annual Accounts: The confirmation and adoption of the Company's Dutch Statutory Annual Accounts in the English language for the fiscal year ended December 31, 2015 was approved as follows:

For	Against	Abstentions	Broker Non-Votes

37,088,479	13,183	50,935	—

Proposal No. 6 - Approve and Resolve the Cancellation of Repurchased Shares: The cancellation of the Company's repurchased shares held by the Company at 12:01 a.m. CEST on May 19, 2016, which amounts to 1,250,000 shares, was approved as follows:

For	Against	Abstentions	Broker Non-Votes

37,040,000	34,867	77,730	—

Proposal No. 7 - Approve Extension - Repurchase up to 10% of Issued Share Capital: The extension of the existing authority to repurchase up to 10% of the Company's issued share capital from time to time until November 19, 2017 was approved as follows:

For	Against	Abstentions	Broker Non-Votes

36,967,725	122,305	62,567	—

Proposal No. 8 - Approve Extension to Issue Shares and/or Grant Rights: The extension of the authority to issue shares and/or to grant rights (including options to purchase) with respect to the Company's common and preference shares up to a maximum of 10% of outstanding shares per annum until November 19, 2017 was approved as follows:

For	Against	Abstentions	Broker Non-Votes

33,815,177	142,118	51,537	3,143,765

Proposal No. 9 - Approve Extension to Limit or Exclude Preemptive Rights: The extension of the authority to limit or exclude the preemptive rights of the holders of the Company's common shares and/or preference shares up to a maximum of 10% of outstanding shares per annum until November 19, 2017 was approved as follows:

For	Against	Abstentions	Broker Non-Votes

32,678,711	1,272,129	57,992	3,143,765

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Laboratories N.V.

Dated: May 24, 2016	By	/s/ Richard L. Bergmark
Richard L. Bergmark
Chief Financial Officer